EXHIBIT 4(D)

                             POGO PRODUCING COMPANY

                      5 1/2% CONVERTIBLE SUBORDINATED NOTES
                                DUE JUNE 15, 2006

                                 ---------------


                               PURCHASE AGREEMENT

                                                                   June 11, 1996

Goldman, Sachs & Co.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

        Pogo Producing Company, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of U.S.$100,000,000 principal amount of the 5 1/2% Convertible Subordinated Notes due June 15, 2006 (the "Firm Securities"), convertible into common stock, par value U.S.$1.00 per share ("Stock"), of the Company, and, at the election of the Purchasers, up to an aggregate of U.S.$15,000,000 additional aggregate principal amount of such Notes (the "Optional Securities") solely to cover overallotments, if any. The Firm Securities and the Optional Securities which the Purchasers elect to purchase pursuant to Section 2 hereof are herein collectively called the "Securities." As used herein, the term "Securities" shall be deemed, unless the context otherwise requires, to include the Securities in the form of a temporary global Security representing the Securities issued and sold in reliance on Regulation S, and the term "Purchasers" shall be deemed to include Goldman Sachs International and Merrill Lynch International, who are acting as your selling agents in making certain resales of the Securities pursuant to
Section 3 hereof.

        The Purchasers and other holders (including subsequent transferees) of Securities in registered form without coupons will be entitled to the benefits of the registration rights agreement, to be dated as of the Time of Delivery (as defined below) (the "Registration Rights Agreement") among the Company and the Purchasers, in the form attached hereto as Exhibit A. Pursuant to the Registration Rights Agreement, the Company will agree to file with the United States Securities and Exchange Commission (the "Commission") under the circumstances set forth therein a shelf registration statement pursuant to Rule 415 under the United States Securities Act of 1933, as amended (the "Securities Act"), relating to the resale of (i) such Securities and (ii) the shares of Stock initially issuable upon conversion of the Securities by holders thereof, and to use its reasonable efforts to cause such shelf registration statement to be declared effective.

        1. The Company represents and warrants to, and agrees with, each of the Purchasers that:

               (a) An offering circular, dated June 11, 1996 (the "Offering Circular"), including the international supplement thereto, has been prepared in connection with the offering of the Securities and shares of the Stock issuable upon conversion or exercise thereof. Any reference herein to the Offering Circular shall be deemed to refer to and include the Company's most recent Annual Report on Form 10-K, the Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and all subsequent documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or prior to the date of the Offering Circular, and any reference to the Offering Circular, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Offering Circular, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f) hereof) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Offering Circular or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports." The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

               (b) Neither the Company, any of its subsidiaries nor Pogo Gulf Coast, Ltd. ("PGCL") has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or long-term debt (except for changes in long-term debt that are not in excess of $5 million) of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, its subsidiaries and PGCL, considered as one enterprise, otherwise than as set forth or contemplated in the Offering Circular;

               (c) Each of the Company, its subsidiaries and PGCL has (i) generally satisfactory title to all their interest in their oil and gas properties, title investigations having been carried out by the Company in accordance with the practice in the oil and gas industry in the areas in which the Company operates, (ii) good and marketable title to all other real property owned by them to the extent necessary to carry on their business, and (iii) good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, its subsidiaries and PGCL, considered as one enterprise;

               (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each corporate subsidiary of the Company which is a significant subsidiary (each a "Significant Subsidiary") as defined in Rule 405 of Regulation C of the Securities Act Regulations is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite corporate power and authority to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and PGCL is a limited partnership duly organized pursuant to the provisions of the Texas Revised Limited Partnership Act (or any predecessor statute thereof) and is validly existing as a limited partnership in good standing under the laws of the State of Texas, has the partnership power and authority to own its properties and conduct its business as described in the Offering Circular and has been qualified as a foreign partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

               (e) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture referred to below, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Stock contained in the Offering Circular; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (f) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company and entitled to the benefits provided by the indenture to be dated as of June 15, 1996 (the "Indenture") between the Company and Fleet National Bank, as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

               (g) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

               (h) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

               (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the offer, purchase and distribution of the Securities by the Purchasers;

               (j) Neither the Company, any of its subsidiaries nor PGCL is in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except as set forth in the Offering Circular or to the extent any such default would not have a material adverse effect on the business of the Company, its subsidiaries and PGCL, considered as one enterprise; and neither the Company, any of its subsidiaries nor PGCL is in violation of its respective Certificate of Incorporation, Bylaws or partnership agreement.

               (k) The statements set forth in the Offering Circular under the caption "Description of the Notes" and "Description of the Capital Stock," insofar as they purport to constitute a summary of the terms of the Securities and the shares of Stock, under the captions "Notice to Investors," "United States Taxation" and "Offer and Resale," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

               (l) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company, any of its subsidiaries or PGCL is a party or of which any property of the Company, any of its subsidiaries or PGCL is the subject which, if determined adversely to the Company, any of its subsidiaries or PGCL, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders' equity or results of operations of the Company, its subsidiaries and PGCL, considered as one enterprise; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (m) Each of the Company, its subsidiaries and PGCL owns, possesses or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations (the "Governmental Authorizations") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to own, possess or obtain such Government Authorizations would not, in the aggregate, have a material adverse effect on the business of the Company, its subsidiaries and PGCL, considered as one enterprise, and, except as disclosed in the Offering Circular, neither the Company, any subsidiary nor PGCL has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise) or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise;

               (n) Each of the Company, its subsidiaries and PGCL (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or waste, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except for such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals that would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise) or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise;

               (o) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

               (p) The Company is subject to Section 13 or 15(d) of the Exchange Act;

               (q) The Company is not, and after giving effect to the offering and sale of the Securities, will not be an "investment company," or an entity "controlled" by an "investment company," as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

               (r) Neither the Company, nor any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902;

               (s) Within the six months preceding the date hereof, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

               (t) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

               (u) Arthur Andersen & Co., who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder; and

               (v) None of the holders of outstanding shares of capital stock of the Company and no other person has or will have any preemptive or other rights (other than the conversion rights of the Securities) to purchase, subscribe for or otherwise acquire (i) the shares of Stock to be issued upon conversion of the Securities or any rights to such shares or (ii) as a result of or in connection with the transactions contemplated by the Indenture or this Agreement, any other capital stock of the Company or rights thereto.

        2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 100% of the principal amount thereof, plus accrued interest, if any, from June 18, 1996 to the Time of Delivery (as hereinafter defined), the principal amount of Securities set forth opposite the name of such Purchaser in
Schedule I hereto, and (b) in the event and to the extent that the Purchasers shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to the Purchasers, and the Purchasers agree to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 2, the aggregate principal amount of the Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate denominations of less than U.S.$1,000).

        The Company hereby grants to the Purchasers the right to purchase at their election up to U.S.$15,000,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2, for the sole purpose of covering overallotments in the sale of Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless you and the Company otherwise agree in writing earlier than two or later than ten business days after the date of such notice.

        3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with, the Company that:

               (a) It will offer and sell the Securities only to (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A, (ii) institutions which it reasonably believes are "accredited investors" ("Institutional Accredited Investors") within the meaning of Rule 501(a)(1), (2), (3) or
        (7) under the Securities Act or (iii) upon the terms and conditions set forth in Annex I to this Agreement;

               (b) It is an Institutional Accredited Investor; and

               (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including, but not limited to, the methods described in Rule 502(c) under the Securities Act.

        4. (a) Except as set forth in the next paragraph, the Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver each of the global Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on June 18, 1996, or such other time and date as the Purchaser and the Company may agree upon in writing and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by the Purchaser in the written notice given by the Purchaser of the Purchaser's election to purchase such Optional Securities, or such other time and date as the Purchaser and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery," such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery."

        Such Securities, if any, as Goldman, Sachs & Co. may request upon at least 48 hours' prior notice to the Company (such request to include the authorized denominations and the names in which they are to be registered), shall be delivered in definitive certificated form, by or on behalf of the Company to Goldman, Sachs & Co. for the account of certain of the Purchasers, against payment by or on behalf of such Purchaser of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in Federal (same day) funds. The Company will cause the certificates representing the Securities to be made available for checking and packaging at least 24 hours prior to such Time of Delivery at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004.

        (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(k) hereof, will be delivered at such time and date at the offices of Pogo Producing Company, #5 Greenway Plaza, Suite 2700, Houston, Texas 77046 (the "Closing Location"), and the Securities will be delivered at the offices of Goldman Sachs & Co. referred to in paragraph 4(a) above, at all such Times of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

        5.     The Company agrees with each of the Purchasers:

               (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

               (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (c) To furnish the Purchasers with five copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the earlier of (i) the completion of the distribution of the Securities or (ii) the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

               (d) (i) During the period beginning from the date hereof and continuing until the date 90 days after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Securities or the Stock, including, but not limited to, any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, except that the Company may, without such consent (A) issue shares of Common Stock issuable upon conversion of the Notes, (B) issue shares of Common Stock issuable upon conversion of the 5 1/2% Convertible Subordinated Notes due 2004 or the 8% Convertible Subordinated Debentures due 2005, (C) issue shares of Common Stock issuable pursuant to options or similar rights granted to directors, officers or employees, (D) issue shares of Common Stock issuable pursuant to any long-term incentive or employee benefit plan of the Company, (E) issue shares of Common Stock or preferred stock in connection with the Company's Stockholder Rights Plan and (F) grant options or other derivative securities pursuant to existing stock option plans of the Company; and PROVIDED, THAT, the Company shall not offer, sell, contract to sell or otherwise dispose of securities of the Company after such 90 day period if such transaction would cause the initial offer and sale by the Company and resale by the Purchasers of the Securities to not be exempt from the registration requirements of the Securities Act, and
        (ii) that it will use its reasonable efforts to cause each person who has entered into a Lock-up Agreement (as herein defined) to comply therewith, will not grant any waivers or consents to noncompliance therewith and will enforce its rights under each such agreement, in each case unless and to the extent that it shall have obtained your prior written consent;

               (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
        Section 8 of the Investment Company Act;

               (f) At any time prior to three years after the Time of Delivery when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and the Stock issuable upon conversion thereof and prospective purchasers of Securities and the Stock issuable upon conversion thereof information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act;

               (g) To use its reasonable best efforts to cause the Securities sold in reliance on Rule 144A to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

               (h) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

               (i) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

               (j) During the period of three years after the latest Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them, except pursuant to an effective registration statement under the Securities Act;

               (k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds";

               (l) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Stock upon conversion of the Securities;

               (m) To use its reasonable best efforts to list, subject to notice of issuance and on or before the earliest date the Securities become convertible, the shares of Stock issuable upon conversion of the Securities on the New York Stock Exchange and the Pacific Stock Exchange; and

               (n) Until such time as any Security or any Stock issuable upon conversion thereof is registered under the Securities Act (pursuant to the Registration Rights Agreement or otherwise) and transferred pursuant to such registration, to include a legend on the Securities and the Stock issuable upon the conversion thereof to the effect set forth under "Notice to Investors" in the Offering Circular.

        6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and the shares of Stock issuable upon conversion of the Securities and all other expenses in connection with the preparation, printing and filing of the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers;
(ii) the cost of reproducing any Agreement among Purchasers, this Agreement, the Indenture, the Registration Rights Agreement, any Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with any Blue Sky Memoranda; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) the fees and expenses of Euroclear, CEDEL and any other depositary used in connection with the Securities or the Stock issuable upon conversion of the Securities; (viii) any cost incurred in connection with the designation of the Securities for trading in PORTAL and the listing of the shares of Stock issuable upon conversion of the Securities; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section, including any expenses incurred in connection with Section 5(f) hereof; and to indemnify and hold harmless the Purchasers from any documentary stamp or similar issue tax and any related interest or penalties on the issue, sale or delivery of the Securities to the Purchaser which are or may be due in the United Kingdom or the United States of America. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees and expenses of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

        7. The obligations of the Purchasers hereunder at each Time of Delivery shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) Vinson & Elkins L.L.P., counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the shares of Stock issuable upon conversion of the Securities, the Offering Circular and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

               (b) Baker & Botts, L.L.P., counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                      (i) The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular;

                      (ii) The shares of Stock initially issuable upon
               conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued and fully paid and nonassessable;

                      (iii) This Agreement has been duly authorized, executed
               and delivered by the Company;

                      (iv) The Securities have been duly authorized, executed,
               authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the global Securities, the Indenture and the Securities conform, as to legal matters, in all material respects to the descriptions thereof in the Offering Circular;

                      (v) The Indenture has been duly authorized, executed and
               delivered by the Company and, when duly authorized, executed and delivered by the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                      (vi) No consent, approval, authorization, order,
               registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as may be required under the Securities Act in connection with the shares of Stock issuable upon conversion of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

                      (vii) The statements in the Offering Circular under the
               caption "United States Taxation," insofar as they purport to describe legal matters, fairly present in all material respects the matters set forth therein;

                      (viii) No registration of the Securities under the
               Securities Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the initial offer and sale by the Company, or the resale by the Purchasers, of the Securities in the manner contemplated by this Agreement and the Offering Circular; and

                      (ix) The Company is not an "investment company" or an
               entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

               In addition, such opinion shall also contain a statement that such counsel has participated in conferences with certain officers and representatives of the Company, counsel to the Purchasers, representatives of the independent public accountants of the Company, and representatives of the Purchasers at which the contents of the Offering Circular and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular, on the basis of the foregoing (relying in part upon the statements of officers and other representatives of the Company), no facts have come to the attention of such counsel that have caused it to believe that the Offering Circular, as of its date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need make no comment as to the reserve information, financial statements and other financial data included in the Offering Circular; in rendering such opinion, such counsel may (i) rely in respect to matters of fact upon certificates of officers of the Company and its subsidiaries and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that such counsel's opinion is limited to (a) federal law and the law of the State of Texas and, as to matters of corporate governance, the law of the State of Delaware, and (b) with respect to the opinions regarding enforceability set forth in paragraphs (iii) and (v), the contract law of the State of New York, and (iv) may make such other assumptions and qualifications as may be reasonably acceptable to the Purchasers;

               (c) Gerald A. Morton, Associate General Counsel of the Company, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                      (i) The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular;

                      (ii) The Company has an authorized capitalization as set
               forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

                      (iii) The Company has been duly qualified as a foreign
               corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel, provided that such counsel shall state that they believe that both you and he are justified in relying upon such opinions);

                      (iv) Each Significant Subsidiary of the Company has been
               duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such Significant Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions);

                      (v) To his knowledge, there are no legal or governmental
               proceedings pending or threatened which are required to be disclosed in the Offering Circular other than those disclosed therein;

                      (vi) The issue and sale of the Securities and the
               compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, any of its subsidiaries or PGCL is a party or by which the Company, any of its subsidiaries or PGCL is bound or to which any of the property or assets of the Company, any of its subsidiaries or PGCL is subject, nor will such actions result in any violation of the provisions of the Restated Certificate of Incorporation or Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its Significant Subsidiaries or PGCL or any of their properties; and

                      (vii) The Exchange Act Reports (other than the financial
               statements and reserve information therein and related schedules, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

               In addition, such opinion shall also contain a statement that such counsel has no reason to believe that the Offering Circular and any further amendments or supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and other financial and reserve information contained therein, as to which such counsel need not comment) contained as of its date or contains as of such Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (d) At 10:00 a.m., New York City time, on the date of this Agreement and also at such Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto and to such other matters as you may reasonably request;

               (e) (i) Neither the Company, any of its subsidiaries nor PGCL shall have sustained since the date of the latest audited financial statements included in the Offering

        Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, its subsidiaries or PGCL, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

               (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities of the Company by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

               (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities;
        (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any change in national or international financial, political or economic conditions or currency rates or controls, if the effect of any such event specified in clauses (iv) or
        (v) above in the judgment of the Purchasers makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

               (h) The Securities have been designated for trading on PORTAL;

               (i) The directors and executive officers of the Company listed in
        Schedule II who are holders of outstanding shares of or securities exercisable or exchangeable for or convertible into shares of capital stock of the Company shall have entered into a written agreement with the Company in the form of Exhibit B hereto (each such agreement a "Lock-up Agreement"), and executed originals of each Lock-up Agreement shall have been delivered to you; and

               (j) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request.

        8. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co.
expressly for use therein.

               (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

               (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

        9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within 36 hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

               (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

               (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

        10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

        11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

        12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

        All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives, 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Corporate Secretary; PROVIDED, HOWEVER, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

        14. Time shall be of the essence of this Agreement.

        15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA.

        16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                             Very truly yours,

                                             POGO PRODUCING COMPANY

                                             By /s/ JOHN W. ELSENHANS
                                             Name:  John W. Elsenhans
                                             Title: Vice President and Treasurer

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:     GOLDMAN, SACHS & CO.

/s/ GOLDMAN, SACHS & CO.
   (Goldman, Sachs & Co.)

On behalf of each of the Purchasers

                                   SCHEDULE I

                                PRINCIPAL AMOUNT
                                  OF SECURITIES
PURCHASER                                                  TO BE PURCHASED
- ------------                                             ---------------------
Goldman, Sachs & Co....................................      $ 80,000,000
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated.........................................        20,000,000
                                                             ------------
               Total...................................      $100,000,000
                                                             ============

                                   SCHEDULE II

                OFFICERS AND DIRECTORS SIGNING LOCK-UP AGREEMENTS

Paul G. Van Wagenen
Kenneth R. Good
Stuart P. Burbach
Jerry A. Cooper
John W. Elsenhans
Harvey L. Gold
Thomas E. Hart
R. Phillip Laney
John O. McCoy, Jr.
J. Donald McGregor
Ronald B. Manning
Sammie M. Shaw
Gerald A. Morton
Tobin Armstrong
Jack S. Blanton
W.M. Brumley, Jr.
John B. Carter, Jr.
William L. Fisher
William E. Gipson
Gerrit W. Gong
J. Stuart Hunt
Frederick A. Klingenstein
Nicholas R. Petry
Jack A. Vickers

                                                                         ANNEX I

        (1) The Securities and the Stock issuable upon the conversion thereof have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser represents that it has offered and sold the Securities and the Stock issuable upon the conversion thereof, and will offer and sell the Securities and the Stock issuable upon the conversion thereof (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the latest Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Securities Act or pursuant to Paragraph 2 of this Annex I. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities or the Stock issuable upon the conversion thereof, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A or pursuant to Paragraph 2 of this Annex I), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the Restricted Period (as defined in the Offering Circular) a confirmation or notice to substantially the following effect:

               "The Securities covered hereby and the Stock issuable upon the conversion thereof have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S under the Securities Act."

Terms used in this paragraph have the meanings given to them by Regulation S.

        Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

        (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3(a)(i) or (ii) of the Purchase Agreement without delivery of the written statement required by paragraph (1) above.

        (3) Each Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied, and will comply, with all applicable provisions of the Financial Services Act 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom, any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act

1986 (Investment Advertisements) (Exemptions) Order 1995 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

        (4) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.'s express written consent and then only at its own risk and expense.

                                                                        ANNEX II

        Pursuant to Section 7(d) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:

               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the consolidated financial statements and financial statement schedules audited by them and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

               (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

               (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                      (A) the unaudited consolidated statements of income,
               consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

                      (B) any other unaudited income statement data and balance
               sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

                      (C) the unaudited financial statements which were not
               included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in clause
               (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in clause
               (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

                      (D) any unaudited pro forma consolidated condensed
               financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                      (E) as of a specified date not more than five days prior
               to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                      (F) for the period from the date of the latest financial
               statements included in the Offering Circular to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Purchasers, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

               (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Purchasers, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                       EXHIBIT A

                     [FORM OF REGISTRATION RIGHTS AGREEMENT]

        REGISTRATION RIGHTS AGREEMENT, dated as of June 18, 1996 (this "Agreement"), by and among Pogo Producing Company, a Delaware corporation (the "Company"), and Goldman, Sachs & Co. ("GS"), and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, "ML") (GS and ML being referred to hereinafter collectively as the "Purchasers").

                                    RECITALS

        WHEREAS, the Company, GS and ML have entered into a Purchase Agreement, dated June 11, 1996 (the "Purchase Agreement"), providing for, among other things, the sale by the Company and the purchase by the Purchasers of an aggregate of U.S.$100,000,000 principal amount, and, at the election of the Purchasers, up to an aggregate of U.S.$15,000,000 additional principal amount, of the Company's 5 1/2% Convertible Subordinated Notes due June 15, 2006, convertible into shares of Common Stock (as defined herein) of the Company as provided in the Indenture (as defined herein); and

        WHEREAS, this Agreement is being entered into pursuant to the Purchase Agreement as a condition to the closing of the sale of the Securities (as defined herein) pursuant thereto;

        NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

1.      CERTAIN DEFINITIONS.

        As used in this Agreement, the following terms shall have the following respective meanings:

               (a) "CLOSING DATE" shall mean the First Time of Delivery as defined in the Purchase Agreement.

               (b) "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

               (c) "COMMON STOCK" means the Common Stock, par value $1.00 per share, of the Company, and any securities of the Company or any successor which may be issuable upon conversion of the Securities pursuant to Article Thirteen of the Indenture.

               (d) "EFFECTIVE TIME" shall mean the date on which the Commission declares the Registration Statement effective or on which the Registration Statement otherwise becomes effective.

               (e) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

               (f) The term "HOLDER" shall mean any person that is the record owner of Registrable Securities or any person that has a beneficial interest in a global security representing Registerable Securities.

               (g) "INDENTURE" shall mean the Indenture, dated as of June 15, 1996, between the Company and Fleet National Bank, as Trustee, as amended and supplemented from time to time in accordance with its terms.

               (h) The term "MANAGING UNDERWRITER OR UNDERWRITERS" shall mean the person or persons selected pursuant to Section 7(a) of this Agreement to manage an underwritten offering of Registrable Securities.

               (i) The term "PERSON" shall have the meaning specified in the Indenture.

               (j) "PROSPECTUS" shall mean the prospectus (including any preliminary prospectus and any final prospectus) included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

               (k) "REGISTRABLE SECURITIES" shall mean all or any portion of the Securities issued under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities; PROVIDED, HOWEVER, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

               (l) "REGISTRATION EXPENSES" shall have the meaning assigned thereto in Section 4 of this Agreement.

               (m) "REGISTRATION STATEMENT" shall mean a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

               (n) "RESTRICTED SECURITY" shall mean any Security or share of Common Stock issuable upon conversion thereof unless or until (i) it has been effectively registered under the Securities Act and sold in a manner contemplated by the Registration Statement, (ii) it has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or (iii) it has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 305 of the Indenture.

               (o) "RULES AND REGULATIONS" shall mean the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

               (p) "SECURITY" OR "SECURITIES" shall mean the Company's 5 1/2% Convertible Subordinated Notes due 2006, to be issued pursuant to the Indenture and sold pursuant to the Purchase Agreement and any securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

               (q) "SECURITIES ACT" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

               (r) "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

               (s) The term "UNDERWRITER" shall hereinafter mean any underwriter of an underwritten offering of Registrable Securities.

               (t) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of the Registrable Securities or to a percentage of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities which was surrendered for conversion in order to receive such number of shares of Common Stock.

2.      REGISTRATION UNDER THE SECURITIES ACT.

        (a) The Company shall, at its expense, within 90 calendar days following the Closing Date, file with the Commission a Registration Statement with respect to the Registrable Securities as to which the Company has obtained the information contemplated by Section 3(d) and thereafter shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the Commission under the Securities Act within 180 calendar days after the Closing Date.

        (b) Subject to Section 2(c) hereof, the Company shall use its reasonable best efforts, and will file such supplements or amendments to the Registration Statement as may be necessary or appropriate, to keep the Registration Statement continuously effective under the Securities Act and usable by holders for resales of Registrable Securities for a period of three years from the Effective Time or, such shorter period that will terminate upon the earlier of the following: (i) when there are no outstanding Registrable Securities and (ii) when, in the written opinion of independent counsel to the Company, all outstanding Registrable Securities held by persons that are not "affiliates" of the Company (as defined in Rule 144(a)(1) under the Securities Act) may be resold without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act (or any successor provision to such Rule) (and thereupon the Company shall remove all legends from the Registrable Securities restricting the transfer thereof (other than any Registrable Securities held by an affiliate)).

        (c) (i) If the Company determines in its good faith judgment that the filing of the Registration Statement, or of any supplement or amendment to the Registration Statement to keep such Registration Statement continuously effective under the Securities Act and usable by holders for resales of Registrable Securities, would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would materially adversely affect the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the obligation of the Company to file, supplement or amend the Registration Statement (including any action contemplated by Section 3 hereof) will be suspended until the Company notifies the holders in writing that the reasons for suspension of such obligations on the part of the Company as set forth in this Section 2(c)(i) no longer exist; provided that no such suspension shall last more than 60 consecutive days.

               (ii) If the Company initiates and is in good faith pursuing an underwritten primary offering of equity securities (as defined in Rule 405 under the Securities Act) (which primary offering may also include secondary sales of securities of the Company) on a registration statement (other than any registration by the Company on Form S-8, or a successor or substantially similar form, of an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan), the obligation of the Company to supplement or amend the Registration Statement, shall be suspended during the registration period of such underwritten primary equity offering.

        (d) Notwithstanding the provisions of Section 2(c) hereof, the aggregate number of days (whether or not consecutive) during which the Company may delay the filing of any such supplement or amendment shall in no event exceed 90 days during any period of 12 consecutive months and the right of the Company to suspend its obligation to supplement or amend the Registration Statement under
Section 2(c) shall not limit any obligation the Company may have to pay additional interest pursuant to Section 1007 of the Indenture.

3.      REGISTRATION PROCEDURES.

        (a) Prior to or at the Effective Time the Company shall use its reasonable best efforts to qualify the Indenture under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the trustee under the Indenture and the Holders (as defined in the Indenture) to the effect such changes to the Indenture may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and use all reasonable efforts to cause the trustee under the Indenture to execute, all documents that may be required to effect such changes and other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

        (b) In the event that any such amendment or modification referred to in
Section 3(a) hereof involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

        (c) In connection with the Company's obligations with respect to the Registration Statement, the Company shall use its reasonable best efforts to effect or cause the Registration Statement to permit the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Registration Statement; provided, however, that such method or methods of distribution may take the form of an underwritten offering of the Registrable Securities only as provided in
Section 7 hereof. In connection therewith, the Company shall, as promptly as possible:

               (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference in the Registration Statement, offer to provide, and if requested, furnish to the holders of the Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters, if any, of Registrable Securities being sold in an underwritten offering copies of all such documents proposed to be filed, together with copies of documents previously filed with the Commission and proposed to be incorporated by reference in the Registration Statement, which Registration Statement or Prospectus or any supplement or amendment thereto (but not any document incorporated by reference therein) will be subject to the review of such holders and managing underwriter or underwriters, and the Company will not file the Registration Statement or any amendment thereto or any Prospectus or any supplement thereto (including documents filed with the Commission under the Exchange Act after the initial filing of the Registration Statement and incorporated by reference in the Registration Statement) to which GS or ML or, if GS or ML is not a selling holder, the holders of at least 20% in aggregate principal amount of the Registrable Securities covered by such Registration Statement or the managing underwriter or underwriters, if any, shall reasonably object; PROVIDED that the Company may assume, for the purposes of this subparagraph (i), that objections to the inclusion of information specifically requested to be included in the Registration Statement or other documents by the staff of the Commission, or in the opinion of counsel to the Company required to be in the Registration Statement or other documents, or specifically required by the Securities Act or the Rules and Regulations, shall not be deemed to be reasonable;

               (ii) for a reasonable period prior to the filing of the Registration Statement and throughout the period specified in Section 2(b) hereof, make available for inspection (solely for the purpose of verifying the accuracy of information contained in the Registration Statement) by a representative or representatives of GS or ML or, if GS or ML is not then a holder, the holders of not less than 20% of the principal amount of the Registrable Securities, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by GS or ML or such selling holders or underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and agents, including independent public accounts and counsel, to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order;

               (iii) subject to the provisions of Section 2(c) above, prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the Rules and Regulations or the instructions applicable to the registration form utilized by the Company or by the Securities Act or otherwise necessary to keep the Registration Statement effective for the period specified in Section 2(b) and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the period specified in Section 2(b) in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

               (iv) notify the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly, and confirm such advice in writing,

                      (A) when the Registration Statement, any pre-effective
               amendment thereto, the Prospectus or any prospectus supplement or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                      (B) of any comments by the Commission or the "Blue Sky" or securities commissioners or regulator of any State with respect to the Registration Statement, the Prospectus or any prospectus supplement or any request by the Commission or any securities commissioner or regulator for amendments or supplements to the Registration Statement, the Prospectus or any prospectus supplement or for additional information,

                      (C) of the issuance by the Commission of any stop order
               suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose,

                      (D) if at any time the representations and warranties of
               the Company contemplated by subparagraph (xiv) below or Section 5 hereof cease to be true and correct,

                      (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                      (F) of the existence of any fact or the happening of any
               event during the period (other than any suspension period referred to in Section 2(c) hereof) during which the Registration Statement is required hereunder to be effective as a result of which the Registration Statement, any amendment or post-effective amendment thereto, the Prospectus, any prospectus supplement, or any document incorporated therein by reference contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (v) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

               (vi) if requested by any managing underwriter or underwriters or any holder of Registrable Securities being sold pursuant to an underwritten offering, as soon as practicable incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as is required by the applicable Rules and Regulations and as the managing underwriter or underwriters or such holder specifies should be included therein relating to the terms of the sale of the Registrable Securities, including, without limitation, information with respect to the principal amount or number of shares of Registrable Securities being sold by such holder to any underwriter or underwriters, the name and description of such holder or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering (including whether such underwriting commitment is on a firm commitment or best efforts basis) of the Registrable Securities to be sold in such offering; and make all required fillings of such prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

               (vii) furnish to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, an executed copy of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) as such persons may reasonably request in order to facilitate the offering and disposition of the Registrable Securities;

               (viii) deliver to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto, and such other documents, as such persons may reasonably request in order to facilitate the offering and disposition of the Registrable Securities and to permit any of such persons to satisfy the prospectus delivery requirements of the Securities Act; the Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and by each underwriter thereof, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto; and as promptly as practicable after the filing with the Commission of any document which is incorporated by reference in the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto) deliver a copy of such document to each holder of Registerable Securities covered by the Registration Statement who requests such documents in writing from the Company;

               (ix) prior to any public offering of Registrable Securities, use reasonable efforts to (A) register or qualify the Registrable Securities covered by the Registration Statement for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as any selling holder or underwriter reasonably shall request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary (but not to exceed three years from the Effective Time) to enable any such holder or underwriter to complete its distribution of Registrable Securities pursuant to the Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that the Company shall not be required for any such purpose to qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(ix) or consent to general service of process in any such jurisdiction;

               (x) cooperate with the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and which, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders; and enable such Registrable Securities to be in such denominations and registered in such names as the selling holder or the managing underwriter or underwriters, if any, may request at least two business days prior to any delivery of Registrable Securities;

               (xi) use reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities (federal, state and local) as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

               (xii) if any fact or event contemplated by subparagraph (iv)(F) above shall exist or occur, prepare a post-effective amendment or supplement to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that the Prospectus, as thereafter delivered to the purchasers of the Registrable Securities, will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (xiii) use reasonable efforts to cause the shares of Common Stock constituting Registrable Securities covered by the Registration Statement to qualify for trading on the New York Stock Exchange or, if the Common Stock is not then traded on the New York Stock Exchange, to list such shares on each securities exchange on which outstanding Common Stock of the Company is then listed, if any;

               (xiv) enter into such customary agreements (including a customary underwriting agreement with the underwriter or underwriters, if any, which shall include only such "lock-up arrangements", if any, as shall be agreeable to the Company and the underwriter or underwriters) and take all such other actions reasonably necessary in connection therewith in order to expedite or facilitate the disposition of any Registrable Securities and, in such connection, whether or not an underwriting agreement is entered into and whether or not the Registrable Securities are to be sold in an underwritten offering:

                      (A) make such representations and warranties to the
               holders of such Registrable Securities and the underwriter or underwriters, if any, in form, substance and scope as are customarily made in connection with primary underwritten offerings of equity or convertible debt securities;

                      (B) cause to be delivered to the sellers of Registrable
               Securities and the underwriter or underwriters, if any, opinions of counsel to the Company, dated the effective date of the Registration Statement and, in the case of an underwritten offering, the date of delivery of any Registrable Securities sold pursuant thereto (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and the appointed representative of or counsel to the holders of at least 50% in aggregate principal amount of the Registrable Securities being registered (or, in the case of an underwritten offering, sold), addressed to each selling holder and each underwriter, if any, covering the matters customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities;

                      (C) cause to be delivered on the effective date of the
               Registration Statement, the date of the Prospectus and the effective date of the most recent post-effective amendment to the Registration Statement, and at the time of the signing of the underwriting or purchase agreement and at the time of delivery of any Registrable Securities sold pursuant thereto, letters from the Company's independent public accountants addressed to each selling holder and each underwriter stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of independent certified public accountants delivered in connection with primary underwritten public offerings of equity or convertible debt securities;

                      (D) if an underwriting agreement is entered into, cause
               the same to set forth in full the indemnification provisions and procedures of Section 6 hereof (or such other provisions and procedures satisfactory to the managing underwriter or underwriters and the Company) with respect to all parties to be indemnified pursuant to said Section;

                      (E) deliver such documents and certificates as may be
               reasonably requested by any holder of Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence the accuracy of the representations contemplated by clause (A) above and compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company in connection with such offering.

               (xv) otherwise use its reasonable best efforts to comply with all applicable Rules and Regulations, and make generally available to its security holders earnings statements satisfying the provisions of
        Section 11(a) of the Securities Act no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which the Registrable Securities are sold in an underwritten offering, or, if not sold in such an offering, (B) commencing with the first month of the

        Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods;

               (xvi) notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and

               (xvii) in the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Schedule E to the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) of the Company or has a "Conflict of Interest" (as defined in such Schedule) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of such Schedule) of any Registrable Securities, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Schedule, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information within the possession of the Company to such broker-dealer as may be reasonably required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

        (d) The Company may require each selling holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such holder, the Registrable Securities held by such holder, and the distribution of such Registrable Securities as the Company may from time to time request in writing, but only to the extent that such information shall be required by law or by the Commission in connection with any registration. Each such holder agrees, by the acquisition of Registrable Securities, to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities necessary to make the statements therein, in light of the circumstances then existing, not misleading and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading.

        (e) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c)(iv)(F) hereof or of the commencement of any suspension period referred to in Section 2(c)(i) hereof, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(c)(xii) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

4.      REGISTRATION EXPENSES.

        The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the registration or qualification of the Registrable Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(c)(ix) hereof and determines their eligibility for investment under the laws of such jurisdiction as the managing underwriter or underwriters, if any, or the holders of such Registrable Securities may designate, including reasonable fees and disbursements, if any, of counsel for the selling holders or underwriters in connection with such registrations or qualifications and determinations, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Registration Statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Registrable Securities for delivery and the expenses of reproducing any underwriting agreement(s), agreement(s) among underwriters and "Blue Sky" or legal investment memoranda, any selling agreements and all other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of, (d) fees and expenses of any Trustee under the Indenture, any Transfer Agent and Registrar with respect to the Registrable Securities and any escrow agent or custodian, (e) internal expenses of the Company (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (f) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance),
(g) fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with such registration, as selected by the holders of at least 50% in aggregate principal amount of the outstanding Registrable Securities being registered, (h) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration, (i) disbursements of any managing underwriter or underwriters in connection with the offering and sale of Registrable Securities under the Registration Statement (excluding commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) and (j) all fees and expenses incurred in connection with the qualification of the shares of Common Stock constituting Registrable Securities for trading on the New York Stock Exchange, or the listing of such shares on any securities exchange, pursuant to Section 3(c)(xiii) (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above, and all fees, disbursements and expenses of any "qualified independent underwriters" engaged pursuant to Section 3(c)(xvii).

5.      REPRESENTATIONS AND WARRANTIES.

        The Company represents and warrants to, and agrees with, the Purchasers and each of the holders from time to time of Registrable Securities that:

               (a) Each Registration Statement and each Prospectus contained therein or furnished pursuant to Sections 3(c)(vii) and 3(c)(viii) hereof and any further amendments or supplements to any such Registration Statement or Prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(c)(iv)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c)(xii) hereof, the Registration Statement, and the Prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c)(vii) or 3(c)(viii) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an underwriter in connection with an offering or by a holder of Registrable Securities expressly for use therein.

               (b) Any documents incorporated by reference in any Prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (c) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary thereof is a party or by which the Company or any subsidiary thereof is bound or to which any of the property or assets of the Company or any subsidiary thereof is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended and restated, or the Bylaws, as amended, of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary thereof or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or "Blue Sky" laws or foreign laws in connection with the offering and distribution of the Registrable Securities.

               (d) This Agreement has been duly authorized, executed and delivered by the Company and, when duly authorized, executed and delivered by the other parties hereto, will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

6.      INDEMNIFICATION.

        (a) INDEMNIFICATION BY THE COMPANY. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Purchasers contained herein and in the Purchase Agreement, and as an inducement to the Purchasers to enter into such Agreements, the Company shall, and it hereby agrees to, indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, each underwriter, selling agent or placement agent with respect to the Registrable Securities and each of their respective officers, directors, employees and agents and each person who controls such holder or underwriter, selling agent or placement agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse such Indemnified Person for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim; PROVIDED, HOWEVER, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person expressly for use therein.

        (b) INDEMNIFICATION BY THE HOLDERS AND ANY AGENTS AND UNDERWRITERS. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed pursuant to this Agreement and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or any Prospectus contained therein or furnished by the Company to any such holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to the Company by or on behalf of such holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim;

        (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (d) CONTRIBUTION. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

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        (e) Notwithstanding any other provision of this Section 6, in no event will any (i) holder be required to undertake liability to any person under this
Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to such registration and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed to the public pursuant to any such underwriting agreement.

        (f) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person, including any liability of the Company to the Purchasers pursuant to Section 8 of the Purchase Agreement.

7.      UNDERWRITTEN OFFERINGS.

        (a) RIGHT TO EFFECT UNDERWRITTEN OFFERING. The holders of Registrable Securities covered by the Registration Statement may sell such Registrable Securities in an underwritten offering, provided that the holders of at least 20% in aggregate principal amount of the Registrable Securities initially outstanding elect to participate in such an offering and except that any such underwritten offering shall be suspended during the period specified in Section 2(c)(ii) and 2(d) hereof.

        (b) SELECTION OF UNDERWRITERS. If any of the Registrable Securities covered by the Registration Statement are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least 50% in aggregate principal amount of the outstanding Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

        (c) PARTICIPATION BY HOLDERS. Each holder of Registrable Securities hereby agrees with the Company and each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.      RULE 144.

        The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act) and the Rules and Regulations, and shall take such further action as shall be necessary to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

9.      MISCELLANEOUS.

        (a) NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement grant registration rights with respect to Registrable Securities or any other securities, or enter into any agreement with respect to its securities, which prevents the exercise of or otherwise

                                      A-14

conflicts with the provisions hereof. The Company is not currently a party to any agreement with respect to any of its equity or debt securities granting any registration rights to any person.

        (b) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

        (c) NOTICES. All notices, requests, claims, demands, waivers and other communications hereunder shall be given in the manner provided for in the Indenture.

        (d) PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof.

        (e) SURVIVAL. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder.

        (f) LAW GOVERNING. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        (g) HEADINGS. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

        (h) AMENDMENTS AND WAIVERS. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least 662/3% of the principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

        (i) INSPECTION. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available upon reasonable prior written notice for inspection and copying on any business day by any

                                      A-15

holder of Registrable Securities at the offices of the Company at the address set forth in the Indenture.

        (j) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.

                                           POGO PRODUCING COMPANY

                                           By:_________________________________
                                                Name:
                                                Title:

                                           GOLDMAN, SACHS & CO.

                                           ------------------------------------
                                                    (Goldman, Sachs & Co.)

                                           MERRILL LYNCH & CO.
                                           MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED

                                           By:_________________________________
                                                Name:
                                                Title:

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